Exhibit 99.1

Occidental Petroleum Announces 2nd Quarter 2017 Results and

Progress Toward Cash Flow Breakeven at Low Oil Prices

•                 Raised dividend for the 15th consecutive year

•                 Increased cash balance to $2.2 billion with ample additional liquidity available

•                 Permian Resources average daily production up 7 percent sequentially from previous quarter to 138,000 BOE

•                 Acquired working interests in low decline, low capital intensity EOR production, while monetizing low priority non-strategic acreage

•                 Improved cash flow generation in the Chemical and Midstream segments

HOUSTON — August 2, 2017 — Occidental Petroleum Corporation (NYSE:OXY) today announced reported net income of $507 million, or $0.66 per diluted share, compared with $117 million, or $0.15 per diluted share, for the first quarter of 2017. Core income for the second quarter of 2017 was $119 million, or $0.15 per diluted share, compared with $117 million, or $0.15 per diluted share, for the first quarter of 2017.

“We continue to make progress on our pathway to breakeven at low oil prices. Reported earnings for all three operating segments were higher than the previous quarter despite lower oil prices. Both the Chemical and Midstream segments exceeded expectations, and Permian Resources had another great quarter with 7 percent production growth over the previous quarter. I am confident in our organization’s ability to continue to exceed expectations toward our cash flow breakeven goal at low oil prices,” said President and Chief Executive Officer Vicki Hollub.

QUARTERLY RESULTS
Oil and Gas

Total average daily production volumes were 601,000 barrels of oil equivalent (BOE) for the second quarter of 2017. Adjusted to exclude South Texas properties sold in April, average daily production volumes from ongoing operations were 594,000 BOE in the second quarter of 2017, compared to 559,000 BOE in the first quarter of 2017. Permian Resources average daily production volumes improved by 9,000 BOE from the prior quarter to 138,000 BOE in the second quarter of 2017 due to increased drilling activity and well productivity in the Delaware Basin. International average daily production improved by 24,000 BOE from the prior quarter as the Al Hosn Gas and Dolphin operations came back online to full capacity after completing planned maintenance in the first quarter of 2017.

Oil and gas pre-tax income for the second quarter of 2017 was $627 million, compared to $220 million for the first quarter of 2017. The second quarter income includes gains from domestic asset sales of $510 million, which include the sale of South Texas properties. Excluding the gains on sales, oil and gas income for the second quarter of 2017 was down compared to the first quarter of 2017 due to lower commodity prices across all products, which was partially offset by higher sales volumes.

For the second quarter of 2017, average WTI and Brent marker prices were $48.29 per barrel and $50.92 per barrel, respectively. Average worldwide realized crude oil prices were $46.55 per barrel for the second quarter of 2017, a decrease of 5 percent compared with the first quarter of 2017. Average worldwide realized NGL prices were $18.90 per barrel in the second quarter of 2017, a decrease of 12 percent compared to the first quarter of 2017. Average domestic realized natural gas prices were $2.23 per MCF in the second quarter of 2017, compared to $2.68 per MCF in the first quarter of 2017.

Chemical

Chemical pre-tax income for the second quarter of 2017 was $230 million. Compared to pre-tax income of $170 million in the first quarter of 2017, the increase in earnings primarily resulted from higher realized caustic soda and vinyls prices, higher equity income from the Ingleside ethylene cracker that commenced operations in February 2017, and higher potassium hydroxide sales volumes due to seasonally improved agricultural demand. These increases were partially offset by higher ethylene costs.

Midstream and Marketing

Midstream pre-tax income for the second quarter of 2017 was $119 million, compared to a loss of $47 million for the first quarter of 2017. The second quarter of 2017 included a non-cash, fair-value gain on the Plains Pipeline equity investment of $94 million. Excluding the gain, the improvement in second quarter of 2017 income, compared to the first quarter of 2017, reflected higher marketing margins due to improved Midland-to-Gulf Coast spreads and increased sales volumes at the Ingleside Crude Terminal and higher foreign pipeline income as the Dolphin Pipeline operations came back online to full capacity after completing planned maintenance in the first quarter of 2017.

About Occidental Petroleum

Occidental Petroleum Corporation is an international oil and gas exploration and production company with operations in the United States, Middle East and Latin America. Headquartered in Houston, Occidental is one of the largest U.S. oil and gas companies, based on equity market capitalization. Occidental’s midstream and marketing segment gathers, processes, transports, stores, purchases and markets hydrocarbons and other commodities. The company’s wholly owned subsidiary OxyChem manufactures and markets basic chemicals and vinyls. Occidental posts or provides links to important information on its website at www.oxy.com.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause results to differ include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; uncertainties about the estimated quantities of oil and natural gas reserves; lower-than-expected production from development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; liability under environmental regulations including remedial actions; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber-attacks or insurgent activity; failure of risk management; changes in law or regulations; reorganization or restructuring of Occidental’s operations; or changes in tax rates. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of the 2016 Form 10-K.

-0-

Contacts:

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:
Richard A. Jackson
713-215-7235
richard_jackson@oxy.com

On the web: www.oxy.com

Occidental Petroleum Corporation

Quarter 2 2017 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Segment Results Before Tax Allocations
• Reported results
• Non-core adjustments
• Core results

3	Segment Results After Tax Allocations
• Reported results
• Non-core adjustments
• Core results

4	Non-Core Adjustments Detail
• Before tax allocations
• After tax allocations

5	GAAP Consolidated Condensed Statements of Operations

6	Condensed Balance Sheets

7	Condensed Statement of Cash Flows - Including GAAP reconciliations
Details of Depreciation, Depletion and Amortization and Capital Expenditures

8	Daily Production - TOTAL REPORTED
• MBOE/D
• By Commodity

9	Daily Production - PRO FORMA FOR ONGOING OPERATIONS
(EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)
• MBOE/D
• By Commodity

10	Sales Volumes and Realized Prices
• MBOE/D
• Realized prices and related marker prices

11	Oil and Gas $/BOE Costs

12	Segment Core Results Pre-tax Variance Roll-forwards
• Quarter-over-Quarter
• Year-over-Year

SCHEDULE 1

Occidental Petroleum Corporation

Summary Highlights

			2016					2017
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net income (loss)
Reported Income (Loss) ($ millions)	$78	$(139)	$(241)	$(272)	$(574)	$117	$507			$624
Reported EPS - Diluted ($/share)	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66			$0.81
Effective tax rate	36%	41%	11%	55%	40%	40%	36%			37%

Core Income (Loss) ($ millions)	$(426)	$(136)	$(112)	$(97)	$(771)	$117	$119			$236
Core EPS - Diluted ($/share)	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15	$0.15			$0.31
Effective tax rate	29%	41%	-6%	-29%	24%	40%	37%			38%

Average Shares Outstanding
Basic (millions)	763.4	763.6	764	764.1	763.8	764.4	764.9			764.7
Diluted (millions)	763.4	763.6	764	764.1	763.8	765.2	765.9			765.5

Production - Reported
Total US (MBOE/D)	316	302	294	296	302	303	296			300
US oil (MBBL/D)	197	190	181	184	189	192	195			194
Worldwide (MBOE/D)	657	653	605	607	630	584	601			593
Worldwide sales (MBOE/D)	651	660	609	607	632	583	603			593

Production - Ongoing Operations
Total US (MBOE/D)	278	274	268	272	273	278	289			284
US oil (MBBL/D)	194	187	179	183	186	190	195			193
Worldwide (MBOE/D)	561	581	579	583	575	559	594			577
Worldwide sales (MBOE/D)	555	588	583	583	577	558	596			577

Realizations
Worldwide oil ($/BBL)	$29.42	$39.66	$41.49	$45.08	$38.73	$49.04	$46.55			$47.77
Worldwide NGL ($/BBL)	$10.86	$14.59	$14.99	$18.36	$14.82	$21.59	$18.90			$20.18
Domestic gas ($/MCF)	$1.50	$1.46	$2.30	$2.39	$1.90	$2.68	$2.23			$2.48

Cash Flows ($ millions)
Operating before working capital	$822	$935	$614	$998	$3,369	$1,049	$1,033			$2,082
Working capital changes	(316)	(195)	51	71	(389)	(389)	83			(306)
Other, net	(367)	63	(9)	(148)	(461)	(8)	737			729
Operating - continuing operations	$139	$803	$656	$921	$2,519	$652	$1,853			$2,505
Capital expenditures	$(687)	$(657)	$(642)	$(891)	$(2,877)	$(752)	$(779)			$(1,531)

		2016					2017
Year-to-date	Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net income (loss)
Reported Income (Loss) ($ millions)	$78	$(61)	$(302)	$(574)		$117	$624
Reported EPS - Diluted ($/share)	$0.10	$(0.08)	$(0.40)	$(0.75)		$0.15	$0.81
Effective tax rate	36%	38%	31%	40%		40%	37%

Core Income (Loss) ($ millions)	$(426)	$(562)	$(674)	$(771)		$117	$236
Core EPS - Diluted ($/share)	$(0.56)	$(0.74)	$(0.88)	$(1.01)		$0.15	$0.31
Effective tax rate	29%	32%	28%	24%		40%	38%

Average Shares Outstanding
Basic (millions)	763.4	763.5	763.7	763.8		764.4	764.7
Diluted (millions)	763.4	763.5	763.7	763.8		765.2	765.5

Production - Reported
Total US (MBOE/D)	316	309	304	302		303	300
US oil (MBBL/D)	197	193	189	189		192	194
Worldwide (MBOE/D)	657	655	638	630		584	593
Worldwide sales (MBOE/D)	651	656	640	632		583	593

Production - Ongoing Operations
Total US (MBOE/D)	278	276	273	273		278	284
US oil (MBBL/D)	194	190	186	186		190	193
Worldwide (MBOE/D)	561	571	573	575		559	577
Worldwide sales (MBOE/D)	555	572	575	577		558	577

Realizations
Worldwide oil ($/BBL)	$29.42	$34.46	$36.70	$38.73		$49.04	$47.77
Worldwide NGL ($/BBL)	$10.86	$12.80	$13.58	$14.82		$21.59	$20.18
Domestic gas ($/MCF)	$1.50	$1.48	$1.74	$1.90		$2.68	$2.48

Cash Flows ($ millions)
Operating before working capital	$822	$1,757	$2,371	$3,369		$1,049	$2,082
Working capital changes	(316)	(511)	(460)	(389)		(389)	(306)
Other, net	(367)	(304)	(313)	(461)		(8)	729
Operating - continuing operations	$139	$942	$1,598	$2,519		$652	$2,505
Capital expenditures	$(687)	$(1,344)	$(1,986)	$(2,877)		$(752)	$(1,531)

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental’s results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. Therefore, management uses a measure called “core results,” which excludes those items. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported earnings are considered representative of management’s performance over the long term. Core results are not considered to be an alternative to operating income reported in accordance with generally accepted accounting principles.

SCHEDULE 2

Occidental Petroleum Corporation

Segment Results Before Tax Allocations

(Amounts in millions, except per share and effective tax rate amounts)

			2016					2017
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(578)	$(361)	$(341)	$(272)	$(1,552)	$(191)	$210			$19
Foreign	99	267	295	304	965	418	422			840
Exploration	(6)	(23)	(5)	(15)	(49)	(7)	(5)			(12)
	(485)	(117)	(51)	17	(636)	220	627			847
Chemical	214	88	117	152	571	170	230			400
Midstream and Marketing	(95)	(58)	(180)	(48)	(381)	(47)	119			72
Segment Income (Loss)	(366)	(87)	(114)	121	(446)	343	976			1,319
Corporate
Interest	(57)	(84)	(62)	(72)	(275)	(78)	(81)			(159)
Other	(140)	(61)	(92)	(650)	(943)	(70)	(103)			(173)
Pre-tax Income (Loss)	(563)	(232)	(268)	(601)	(1,664)	195	792			987
Taxes
Federal and state	291	234	242	531	1,298	113	(79)			34
Foreign	(88)	(138)	(212)	(198)	(636)	(191)	(206)			(397)
Income (Loss) From Continuing Operations	(360)	(136)	(238)	(268)	(1,002)	117	507			624
Discontinued Operations	438	(3)	(3)	(4)	428	-	-			-
Net Income (Loss)	$78	$(139)	$(241)	$(272)	$(574)	$117	$507			$624

Reported earnings per share
Basic	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66			$0.81
Diluted	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66			$0.81

Effective Tax Rate	36%	41%	11%	55%	40%	40%	36%			37%

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$23	$-	$59	$24	$106	$-	$510			$510
Foreign	-	-	(61)	(9)	(70)	-	-			-
Exploration	-	-	-	-	-	-	-			-
	23	-	(2)	15	36	-	510			510
Chemical	88	-	-	-	88	-	-			-
Midstream and Marketing	-	-	(160)	-	(160)	-	94			94
Segment Income (Loss)	111	-	(162)	15	(36)	-	604			604
Corporate
Interest	-	-	-	-	-	-	-			-
Other	(78)	-	-	(541)	(619)	-	-			-
Pre-tax Income (Loss)	33	-	(162)	(526)	(655)	-	604			604
Taxes
Federal and state	32	1	36	210	279	-	(216)			(216)
Foreign	1	(1)	-	145	145	-	-			-
Income (Loss) From Continuing Operations	66	-	(126)	(171)	(231)	-	388			388
Discontinued Operations	438	(3)	(3)	(4)	428	-	-			-
Net Income (Loss)	$504	$(3)	$(129)	$(175)	$197	$-	$388			$388

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(601)	$(361)	$(400)	$(296)	$(1,658)	$(191)	$(300)			$(491)
Foreign	99	267	356	313	1,035	418	422			840
Exploration	(6)	(23)	(5)	(15)	(49)	(7)	(5)			(12)
	(508)	(117)	(49)	2	(672)	220	117			337
Chemical	126	88	117	152	483	170	230			400
Midstream and Marketing	(95)	(58)	(20)	(48)	(221)	(47)	25			(22)
Segment Income (Loss)	(477)	(87)	48	106	(410)	343	372			715
Corporate
Interest	(57)	(84)	(62)	(72)	(275)	(78)	(81)			(159)
Other	(62)	(61)	(92)	(109)	(324)	(70)	(103)			(173)
Pre-tax Income (Loss)	(596)	(232)	(106)	(75)	(1,009)	195	188			383
Taxes
Federal and state	259	233	206	321	1,019	113	137			250
Foreign	(89)	(137)	(212)	(343)	(781)	(191)	(206)			(397)
Net Income (Loss)	$(426)	$(136)	$(112)	$(97)	$(771)	$117	$119			$236

Core earnings per share
Basic	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15	$0.15			$0.31
Diluted	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15	$0.15			$0.31

Effective Tax Rate	29%	41%	-6%	-29%	24%	40%	37%			38%

SCHEDULE 3

Occidental Petroleum Corporation

Segment Results After Tax Allocations

(Amounts in millions, except per share amounts)

			2016					2017
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(372)	$(233)	$(219)	$(175)	$(999)	$(122)	$134			$12
Foreign	5	111	141	118	375	243	222			465
Exploration	(6)	(23)	(5)	(14)	(48)	(5)	(4)			(9)
	(373)	(145)	(83)	(71)	(672)	116	352			468
Chemical	138	57	75	96	366	109	148			257
Midstream and Marketing	(56)	(26)	(101)	(17)	(200)	(24)	94			70
Segment Income (Loss)	(291)	(114)	(109)	8	(506)	201	594			795
Corporate
Interest	(57)	(84)	(62)	(72)	(275)	(78)	(81)			(159)
Other	(140)	(61)	(92)	(412)	(705)	(70)	(103)			(173)
Taxes	128	123	25	208	484	64	97			161
Income (Loss) From Continuing Operations	(360)	(136)	(238)	(268)	(1,002)	117	507			624
Discontinued Operations	438	(3)	(3)	(4)	428	-	-			-
Net Income (Loss)	$78	$(139)	$(241)	$(272)	$(574)	$117	$507			$624

Reported earnings per share
Basic	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66			$0.81
Diluted	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66			$0.81

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$15	$-	$38	$16	$69	$-	$328			$328
Foreign	-	-	(61)	(7)	(68)	-	-			-
Exploration	-	-	-	-	-	-	-			-
	15	-	(23)	9	1	-	328			328
Chemical	56	-	-	-	56	-	-			-
Midstream and Marketing	-	-	(103)	-	(103)	-	60			60
Segment Income (Loss)	71	-	(126)	9	(46)	-	388			388
Corporate
Interest	-	-	-	-	-	-	-			-
Other	(78)	-	-	(338)	(416)	-	-			-
Taxes	73	-	-	158	231	-	-			-
Income (Loss) From Continuing Operations	66	-	(126)	(171)	(231)	-	388			388
Discontinued Operations	438	(3)	(3)	(4)	428	-	-			-
Net Income (Loss)	$504	$(3)	$(129)	$(175)	$197	$-	$388			$388

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$(387)	$(233)	$(257)	$(191)	$(1,068)	$(122)	$(194)			$(316)
Foreign	5	111	202	125	443	243	222			465
Exploration	(6)	(23)	(5)	(14)	(48)	(5)	(4)			(9)
	(388)	(145)	(60)	(80)	(673)	116	24			140
Chemical	82	57	75	96	310	109	148			257
Midstream and Marketing	(56)	(26)	2	(17)	(97)	(24)	34			10
Segment Income (Loss)	(362)	(114)	17	(1)	(460)	201	206			407
Corporate
Interest	(57)	(84)	(62)	(72)	(275)	(78)	(81)			(159)
Other	(62)	(61)	(92)	(74)	(289)	(70)	(103)			(173)
Taxes	55	123	25	50	253	64	97			161
Net Income (Loss)	$(426)	$(136)	$(112)	$(97)	$(771)	$117	$119			$236

Core earnings per share
Basic	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15	$0.15			$0.31
Diluted	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15	$0.15			$0.31

Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66			$0.81
After-Tax Non-Core Adjustments
Oil & Gas
Domestic	$0.02	$-	$0.05	$0.02	$0.09	$-	$0.43			$0.43
Foreign	$-	$-	$(0.08)	$(0.01)	$(0.09)	$-	$-			$-
Exploration	$-	$-	$-	$-	$-	$-	$-			$-
Chemical	$0.07	$-	$-	$-	$0.07	$-	$-			$-
Midstream and Marketing	$-	$-	$(0.13)	$-	$(0.13)	$-	$0.08			$0.07
Corporate
Interest	$-	$-	$-	$-	$-	$-	$-			$-
Other	$(0.10)	$-	$-	$(0.44)	$(0.54)	$-	$-			$-
Taxes	$0.10	$-	$-	$0.21	$0.30	$-	$-			$-
Discontinued Operations	$0.57	$-	$(0.01)	$(0.01)	$0.56	$-	$-			$-
Total After-Tax Non-Core Adjustments	$0.66	$-	$(0.17)	$(0.23)	$0.26	$-	$0.51			$0.50

Core Diluted Earnings Per Share	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15	$0.15			$0.31

Average Diluted Shares Outstanding (millions)	763.4	763.6	764.0	764.1	763.8	765.2	765.9			765.5

The difference between reported average diluted shares outstanding and core average diluted shares outstanding is immaterial and does not impact the calculation of core earnings per share. As such, core earnings per share is calculated as core earning (loss) divided by reported average diluted shares outstanding.

SCHEDULE 4

Occidental Petroleum Corporation

Non-Core Adjustments Detail

(Amounts in millions)

			2016					2017
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains (losses)	$48	$-	$59	$-	$107	$-	$510			$510
Asset impairments and related items	-	-	-	24	24	-	-			-
Other	(25)	-	-	-	(25)	-	-			-
	23	-	59	24	106	-	510			510
Foreign
Asset impairments and related items	-	-	(61)	(9)	(70)	-	-			-
Total Oil and Gas	23	-	(2)	15	36	-	510			510

Chemical
Asset sale gains	88	-	-	-	88	-	-			-
Total Chemical	88	-	-	-	88	-	-			-

Midstream and Marketing
Asset and equity investment gains (losses)	-	-	-	-	-	-	94			94
Asset impairments and related items	-	-	(160)	-	(160)	-	-			-
Total Midstream	-	-	(160)	-	(160)	-	94			94

Corporate
Asset impairments and related items (a)	(78)	-	-	(541)	(619)	-	-			-
Total Corporate	(78)	-	-	(541)	(619)	-	-			-

Taxes (b)	33	-	36	355	424	-	(216)			(216)
Income (Loss) From Continuing Operations	66	-	(126)	(171)	(231)	-	388			388
Discontinued Operations	438	(3)	(3)	(4)	428	-	-			-
Totals	$504	$(3)	$(129)	$(175)	$197	$-	$388			$388

			2016					2017
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains (losses)	$31	$-	$38	$-	$69	$-	$328			$328
Asset impairments and related items	-	-	-	16	16	-	-			-
Other	(16)	-	-	-	(16)	-	-			-
	15	-	38	16	69	-	328			328
Foreign
Asset impairments and related items	-	-	(61)	(7)	(68)	-	-			-
Total Oil and Gas	15	-	(23)	9	1	-	328			328

Chemical
Asset sale gains	56	-	-	-	56	-	-			-
Total Chemical	56	-	-	-	56	-	-			-

Midstream and Marketing
Asset and equity sales gains (losses)	-	-	-	-	-	-	60			60
Asset impairments and related items	-	-	(103)	-	(103)	-	-			-
Total Midstream	-	-	(103)	-	(103)	-	60			60

Corporate
Asset impairments and related items (a)	(78)	-	-	(338)	(416)	-	-			-
Total Corporate	(78)	-	-	(338)	(416)	-	-			-

Taxes (b)	73	-	-	158	231	-	-			-
Income (Loss) From Continuing Operations	66	-	(126)	(171)	(231)	-	388			388
Discontinued Operations	438	(3)	(3)	(4)	428	-	-			-
Totals	$504	$(3)	$(129)	$(175)	$197	$-	$388			$388

(a) The Q4 2016 amount represented a reserve for doubtful accounts.

(b) The 2016 amount included benefits for relinquishment of foreign exploration blocks.

SCHEDULE 5

Occidental Petroleum Corporation

Consolidated Condensed Statements of Operations

(Amounts in millions, except per-share amounts)

			2016					2017
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES
Net sales
Oil & Gas	$1,275	$1,625	$1,660	$1,817	$6,377	$1,894	$1,848			$3,742
Chemical	890	908	988	970	3,756	1,068	1,156			2,224
Midstream and Marketing	133	141	202	208	684	211	270			481
Eliminations	(175)	(143)	(202)	(207)	(727)	(216)	(214)			(430)
	2,123	2,531	2,648	2,788	10,090	2,957	3,060			6,017
Interest, dividends and other income	20	27	25	34	106	21	31			52
Gains on sale of assets and equity investments, net	138	-	60	4	202	-	512			512
	2,281	2,558	2,733	2,826	10,398	2,978	3,603			6,581

COSTS AND OTHER DEDUCTIONS
Cost of sales	1,281	1,244	1,338	1,326	5,189	1,426	1,486			2,912
Depreciation, depletion and amortization	1,102	1,070	1,046	1,050	4,268	942	989			1,931
Selling, general and administrative and other operating expenses	272	338	316	404	1,330	272	352			624
Asset impairments and related items	78	-	221	526	825	13	-			13
Taxes other than on income	75	74	61	67	277	68	77			145
Exploration expense	9	27	9	17	62	11	8			19
Interest and debt expense, net	60	88	68	76	292	81	86			167
	2,877	2,841	3,059	3,466	12,243	2,813	2,998			5,811
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	(596)	(283)	(326)	(640)	(1,845)	165	605			770
Benefit from (provision for) domestic and foreign income taxes	203	96	30	333	662	(78)	(285)			(363)
Income from equity investments	33	51	58	39	181	30	187			217
INCOME (LOSS) FROM CONTINUING OPERATIONS	(360)	(136)	(238)	(268)	(1,002)	117	507			624
Discontinued operations, net	438	(3)	(3)	(4)	428	-	-			-
NET INCOME (LOSS)	$78	$(139)	$(241)	$(272)	$(574)	$117	$507			$624

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$(0.47)	$(0.18)	$(0.31)	$(0.35)	$(1.31)	$0.15	$0.66			$0.81
Discontinued operations, net	0.57	-	(0.01)	(0.01)	0.56	-	-			-
BASIC EARNINGS PER COMMON SHARE	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66			$0.81

DILUTED EARNINGS PER COMMON SHARE	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66			$0.81

DIVIDENDS PER COMMON SHARE	$0.75	$0.75	$0.76	$0.76	$3.02	$0.76	$0.76			$1.52

AVERAGE COMMON SHARES OUTSTANDING
BASIC	763.4	763.6	764.0	764.1	763.8	764.4	764.9			764.7
DILUTED	763.4	763.6	764.0	764.1	763.8	765.2	765.9			765.5

SCHEDULE 6

Occidental Petroleum Corporation

Consolidated Condensed Balance Sheets

(Amounts in millions)

	2016				2017
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$3,176	$3,751	$3,180	$2,233	$1,494	$2,218
Trade receivables, net	2,780	3,113	3,521	3,989	4,316	3,913
Inventories	997	906	927	866	1,005	920
Assets held for sale	-	-	-	-	162	558
Other current assets	1,284	1,202	1,083	1,340	1,261	466
Total current assets	8,237	8,972	8,711	8,428	8,238	8,075
INVESTMENTS
Investments in unconsolidated entities	1,301	1,360	1,420	1,401	1,436	1,572
Total investments	1,301	1,360	1,420	1,401	1,436	1,572
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	71,643	72,250	72,495	71,293	69,612	68,796
Accumulated depreciation, depletion and amortization	(40,138)	(41,212)	(42,076)	(38,956)	(37,607)	(37,330)
	31,505	31,038	30,419	32,337	32,005	31,466
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	975	1,025	1,080	943	786	869
TOTAL ASSETS	$42,018	$42,395	$41,630	$43,109	$42,465	$41,982

CURRENT LIABILITIES
Current maturities of long-term debt	$2,000	$-	$-	$-	$500	$500
Accounts payable	2,801	3,126	3,392	3,926	4,071	3,825
Accrued liabilities	2,025	2,141	2,296	2,436	2,155	2,050
Liabilities of assets held for sale	-	-	-	-	126	16
Total current liabilities	6,826	5,267	5,688	6,362	6,852	6,391
LONG-TERM DEBT, NET	5,608	8,331	8,333	9,819	9,322	9,324
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred domestic and foreign income taxes	1,642	1,646	1,411	1,132	1,031	1,059
Other	4,153	4,050	3,902	4,299	4,181	4,171
	5,795	5,696	5,313	5,431	5,212	5,230
STOCKHOLDERS’ EQUITY
Common stock, $.20 per share par value	178	178	178	178	179	179
Treasury stock	(9,128)	(9,136)	(9,143)	(9,143)	(9,143)	(9,149)
Additional paid-in capital	7,668	7,697	7,719	7,747	7,783	7,824
Retained earnings	25,375	24,661	23,836	22,981	22,513	22,435
Accumulated other comprehensive loss	(304)	(299)	(294)	(266)	(253)	(252)
Total equity	23,789	23,101	22,296	21,497	21,079	21,037
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$42,018	$42,395	$41,630	$43,109	$42,465	$41,982

SCHEDULE 7

Occidental Petroleum Corporation

Condensed Statements of Cash Flows and Detail of CAPEX and DD&A

(Amounts in millions)

			2016					2017
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

OPERATING CASH FLOW
Net income (loss)	$78	$(139)	$(241)	$(272)	$(574)	$117	$507			$624
Depreciation, depletion and amortization (see detail below)	1,102	1,070	1,046	1,050	4,268	942	989			1,931
Deferred income tax (benefit) provision	77	(1)	(238)	(355)	(517)	(108)	84			(24)
Asset impairments and other non-cash charges	(435)	5	47	575	192	98	(547)			(449)
Operating cash flow before working capital	822	935	614 (a)	998	3,369	1,049	1,033			2,082
Working capital changes	(316)	(195)	51	71	(389)	(389)	83			(306)
Other, net (b)	(367)	63	(9)	(148)	(461)	(8)	737			729
Operating cash flow from continuing operations	139	803	656	921	2,519	652	1,853			2,505

INVESTING CASH FLOW
Capital expenditures (see detail below)	(687)	(657)	(642)	(891)	(2,877)	(752)	(779)			(1,531)
Payment for purchases of assets	(24)	(10)	(48)	(1,962)	(2,044)	(19)	(358)			(377)
Sales of assets and equity investments, net	285	(25)	63	(21)	302	-	609			609
Changes in capital accrual	(208)	(1)	2	93	(114)	(41)	6			(35)
Other investing activities	(3)	(4)	(17)	15	(9)	(7)	(21)			(28)
Investing cash flow from continuing operations	(637)	(697)	(642)	(2,766)	(4,742)	(819)	(543)			(1,362)

FINANCING CASH FLOW
Cash dividends paid	(574)	(575)	(575)	(585)	(2,309)	(584)	(584)			(1,168)
Purchases of treasury stock	(7)	(8)	(7)	-	(22)	-	(6)			(6)
Proceeds from long-term debt	-	2,718	-	1,485	4,203	-	-			-
Payment of long-term debt	(700)	(2,010)	-	-	(2,710)	-	-			-
Other financing activities	11	18	3	4	36	12	4			16
Financing cash flow from continuing operations	(1,270)	143	(579)	904	(802)	(572)	(586)			(1,158)

Cash Flow From Discontinued Operations	550	326	(6)	(6)	864	-	-			-

Increase (decrease) in cash	(1,218)	575	(571)	(947)	(2,161)	(739)	724			(15)
Cash, cash equivalents and restricted cash (c) - beg of period	4,394	3,176	3,751	3,180	4,394	2,233	1,494			2,233
Cash, cash equivalents and restricted cash (c) - end of period	$3,176	$3,751	$3,180	$2,233	$2,233	$1,494	$2,218			$2,218

Depreciation, Depletion and Amortization	Qtr1	Qtr2	Qtr3	Qtr4	TY	Qtr1	Qtr2	Qtr3	Qtr4	YTD
Oil & Gas
United States	$709	$701	$693	$690	$2,793	$593	$625			$1,218
Latin America	42	43	33	38	156	27	32			59
Middle East	175	157	147	147	626	144	148			292
Chemical	88	81	85	86	340	86	90			176
Midstream and Marketing	78	78	78	79	313	81	84			165
Corporate	10	10	10	10	40	11	10			21
	$1,102	$1,070	$1,046	$1,050	$4,268	$942	$989			$1,931

Capital Expenditures	Qtr1	Qtr2	Qtr3	Qtr4	TY	Qtr1	Qtr2	Qtr3	Qtr4	-
Oil & Gas
Permian Resources	$(221)	$(128)	$(153)	$(216)	$(718)	$(280)	$(298)			$(578)
Permian EOR	(91)	(116)	(116)	(171)	(494)	(119)	(87)			(206)
Other Domestic	(2)	(4)	(2)	(4)	(12)	(1)	-			(1)
Latin America	(11)	(11)	(13)	(38)	(73)	(29)	(35)			(64)
Middle East	(183)	(163)	(141)	(150)	(637)	(148)	(135)			(283)
Exploration Drilling	(8)	(7)	(10)	(19)	(44)	(16)	(42)			(58)
Chemical	(46)	(77)	(58)	(143)	(324)	(63)	(73)			(136)
Midstream and Marketing	(82)	(90)	(93)	(93)	(358)	(65)	(89)			(154)
Corporate	(2)	(5)	(12)	(38)	(57)	(1)	(11)			(12)
GAAP external reporting	(646)	(601)	(598)	(872)	(2,717)	(722)	(770)			(1,492)
Cracker JV investment contributions	(41)	(56)	(44)	(19)	(160)	(30)	(9)			(39)
	$(687)	$(657)	$(642)	$(891)	$(2,877)	$(752)	$(779)			$(1,531)

Reconciliation of non-GAAP disclosures to GAAP	Qtr1	Qtr2	Qtr3	Qtr4	TY	Qtr1	Qtr2	Qtr3	Qtr4	YTD
Condensed Statements of Cash Flows
CASH FLOW FROM OPERATING ACTIVITIES
Continuing operations	$139	$803	$656	$921	$2,519	$652	$1,853			$2,505
Discontinued operations	550	326	(6)	(6)	864	-	-			-
CASH FLOW FROM INVESTING ACTIVITIES
Continuing operations	(637)	(697)	(642)	(2,766)	(4,742)	(819)	(543)			(1,362)
CASH FLOW FROM FINANCING ACTIVITIES
Continuing operations	(77)	143	(579)	904	391	(572)	(586)			(1,158)
Increase (decrease) in cash and cash equivalents	(25)	575	(571)	(947)	(968)	(739)	724			(15)
Cash and cash equivalents - beginning of period	3,201	3,176	3,751	3,180	3,201	2,233	1,494			2,233
Cash and cash equivalents - end of period	$3,176	$3,751	$3,180	$2,233	$2,233	$1,494	$2,218			$2,218

(a)  The third quarter of 2016 operating cash flow before working capital includes one-time charge for the termination of crude oil supply contracts of $160 million and the timing of the recognition of a portion of the 2016 NOL receivable of $86 million.

(b)   The 2016 amount represents the NOL carryback which is expected to be collected in 2017, net of the 2nd quarter 2016 collection of $302 million for the 2015 NOL.  The second quarter of 2017 represents collection of $749 million for the 2016 NOL partially offset by 2017 NOL carryback which is expected to be collected in 2018.

(c)   Restricted cash must be used solely to pay dividends, repurchase common stock, repay debt, or a combination of the foregoing. As of March 31, 2016, there is no restricted cash remaining.

SCHEDULE 8

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

TOTAL REPORTED PRODUCTION

			2016					2017
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	128	126	121	123	124	129	138			133
Permian EOR	145	144	143	145	145	145	146			146
South Texas & Other	43	32	30	28	33	29	12			21
Total	316	302	294	296	302	303	296			300

Latin America	39	35	27	34	34	29	33			31

Middle East
Al Hosn	42	68	74	72	64	57	75			66
Dolphin	44	43	43	44	43	39	43			41
Oman	89	95	102	99	96	95	96			95
Qatar	69	66	65	62	65	61	58			60
Other	58	44	-	-	26	-	-			-
Total	302	316	284	277	294	252	272			262

TOTAL REPORTED PRODUCTION	657	653	605	607	630	584	601			593

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	84	79	72	73	77	78	83			80
Permian EOR	108	107	106	109	108	111	110			111
South Texas & Other	5	4	3	2	4	3	2			3
Total	197	190	181	184	189	192	195			194
NGLs (MBBL)
Permian Resources	19	20	23	22	21	23	25			24
Permian EOR	28	27	27	26	27	24	26			25
South Texas & Other	7	5	5	5	5	5	2			3
Total	54	52	55	53	53	52	53			52
Natural Gas (MMCF)
Permian Resources	152	162	158	165	158	169	178			175
Permian EOR	51	60	62	61	59	59	58			59
South Texas & Other	185	135	129	126	144	124	50			87
Total	388	357	349	352	361	352	286			321

Latin America
Oil (MBBL)	38	34	26	33	33	28	32			30
Natural Gas (MMCF)	8	8	8	8	8	8	7			7

Middle East
Oil (MBBL)
Al Hosn	9	13	14	13	12	11	14			12
Dolphin	7	7	7	7	7	7	7			7
Oman	77	76	78	77	77	73	72			72
Qatar	69	66	65	62	65	61	58			60
Other	20	6	-	-	7	-	-			-
Total	182	168	164	159	168	152	151			151
NGLs (MBBL)
Al Hosn	13	22	23	23	20	18	24			22
Dolphin	9	8	8	9	8	8	8			8
Total	22	30	31	32	28	26	32			30
Natural Gas (MMCF)
Al Hosn	121	200	222	216	190	167	224			194
Dolphin	166	167	167	165	166	146	166			156
Oman	71	114	142	132	115	131	142			137
Other	230	227	-	-	114	-	-			-
Total	588	708	531	513	585	444	532			487

SCHEDULE 9

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

PRO FORMA FOR ONGOING OPERATIONS (EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)

			2016					2017
NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian Resources	128	126	121	123	124	129	138			133
Permian EOR	145	144	143	145	145	145	146			146
Other Domestic	5	4	4	4	4	4	5			5
Total	278	274	268	272	273	278	289			284

Latin America	39	35	27	34	34	29	33			31

Middle East
Al Hosn	42	68	74	72	64	57	75			66
Dolphin	44	43	43	44	43	39	43			41
Oman	89	95	102	99	96	95	96			95
Qatar	69	66	65	62	65	61	58			60
Total	244	272	284	277	268	252	272			262

TOTAL ONGOING OPERATIONS	561	581	579	583	575	559	594			577

NET PRODUCTION VOLUMES PER DAY
BY COMMODITY FOR ONGOING OPERATIONS:
United States
Oil (MBBL)
Permian Resources	84	79	72	73	77	78	83			80
Permian EOR	108	107	106	109	108	111	110			111
Other Domestic	2	1	1	1	1	1	2			2
Total	194	187	179	183	186	190	195			193
NGLs (MBBL)
Permian Resources	19	20	23	22	21	23	25			24
Permian EOR	28	27	27	26	27	24	26			25
Total	47	47	50	48	48	47	51			49
Natural Gas (MMCF)
Permian Resources	152	162	158	165	158	169	178			175
Permian EOR	51	60	62	61	59	59	58			59
Other Domestic	19	17	18	16	18	16	18			17
Total	222	239	238	242	235	244	254			251

Latin America
Oil (MBBL)	38	34	26	33	33	28	32			30
Natural Gas (MMCF)	8	8	8	8	8	8	7			7

Middle East
Oil (MBBL)
Al Hosn	9	13	14	13	12	11	14			12
Dolphin	7	7	7	7	7	7	7			7
Oman	77	76	78	77	77	73	72			72
Qatar	69	66	65	62	65	61	58			60
Total	162	162	164	159	161	152	151			151
NGLs (MBBL)
Al Hosn	13	22	23	23	20	18	24			22
Dolphin	9	8	8	9	8	8	8			8
Total	22	30	31	32	28	26	32			30
Natural Gas (MMCF)
Al Hosn	121	200	222	216	190	167	224			194
Dolphin	166	167	167	165	166	146	166			156
Oman	71	114	142	132	115	131	142			137
Total	358	481	531	513	471	444	532			487

SCHEDULE 10

Occidental Petroleum Corporation

Oil & Gas Sales Volumes Per Day and Realized Prices by Geographical Locations

			2016					2017
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	278	274	268	272	273	278	289			284

Latin America	35	39	32	34	35	28	35			31

Middle East
Al Hosn	42	67	74	72	64	57	75			66
Dolphin	44	43	43	44	43	39	43			41
Oman	91	95	101	98	96	96	96			96
Qatar	65	70	65	63	66	60	58			59
Total	242	275	283	277	269	252	272			262

ONGOING OPERATIONS	555	588	583	583	577	558	596			577
Operations Sold, Exited and Exiting	96	72	26	24	55	25	7			16
TOTAL REPORTED SALES	651	660	609	607	632	583	603			593

REALIZED PRICES
United States
Oil ($/BBL)	$29.48	$41.43	$41.49	$45.70	$39.38	$48.67	$44.94			$46.78
NGLs ($/BBL)	$9.91	$14.25	$15.21	$19.53	$14.72	$23.07	$20.47			$21.75
Natural Gas ($/MCF)	$1.50	$1.46	$2.30	$2.39	$1.90	$2.68	$2.23			$2.48

Latin America
Oil ($/BBL)	$27.63	$39.26	$39.66	$43.70	$37.48	$48.26	$42.60			$45.12
Natural Gas ($/MCF)	$4.19	$3.36	$3.48	$4.16	$3.78	$4.77	$5.18			$4.96

Middle East
Oil ($/BBL)	$29.68	$37.80	$41.84	$44.63	$38.25	$49.63	$49.51			$49.57
NGLs ($/BBL)	$13.25	$15.21	$14.63	$16.40	$15.01	$18.64	$16.31			$17.35

Total Worldwide
Oil ($/BBL)	$29.42	$39.66	$41.49	$45.08	$38.73	$49.04	$46.55			$47.77
NGLs ($/BBL)	$10.86	$14.59	$14.99	$18.36	$14.82	$21.59	$18.90			$20.18
Natural Gas ($/MCF)	$1.25	$1.26	$1.84	$1.88	$1.53	$2.07	$1.81			$1.93

Index Prices
WTI Oil ($/BBL)	$33.45	$45.59	$44.94	$49.29	$43.32	$51.91	$48.29			$50.10
Brent Oil ($/BBL)	$35.08	$46.97	$46.98	$51.13	$45.04	$54.66	$50.92			$52.79
NYMEX Natural Gas ($/MCF)	$2.07	$1.97	$2.70	$2.95	$2.42	$3.26	$3.14			$3.20

Percentage of Index Prices
Worldwide oil as a percentage of WTI	88%	87%	92%	91%	89%	94%	96%			95%
Worldwide oil as a percentage of Brent	84%	84%	88%	88%	86%	90%	91%			90%
Worldwide NGL as a percentage of WTI	32%	32%	33%	37%	34%	42%	39%			40%
Worldwide NGL as a percentage of Brent	31%	31%	32%	36%	33%	39%	37%			38%
Domestic gas as a percentage of NYMEX	73%	74%	85%	81%	79%	82%	71%			78%

SCHEDULE 11

Occidental Petroleum Corporation

Oil and Gas Costs

			2016					2017
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Cash operating expenses ($/BOE)
United States	$11.67	$11.80	$12.26	$12.59	$12.07	$13.47	$13.55			$13.51
Latin America	$8.55	$13.12	$14.93	$16.34	$13.16	$14.70	$11.73			$13.06
Middle East	$9.02	$8.35	$8.83	$10.39	$9.12	$10.67	$10.04			$10.34
Total Oil and Gas	$10.28	$10.21	$10.81	$11.80	$10.76	$12.33	$11.86			$12.09

Taxes other than on income ($/BOE)
United States	$2.12	$2.41	$1.96	$2.20	$2.17	$2.07	$2.53			$2.30
Total Oil and Gas	$1.15	$1.12	$0.97	$1.09	$1.08	$1.15	$1.27			$1.21

DD&A expense ($/BOE)
United States	$24.63	$25.59	$25.58	$25.29	$25.27	$21.74	$23.17			$22.45
Latin America	$12.88	$12.00	$11.13	$12.41	$12.12	$10.61	$9.91			$10.22
Middle East	$6.42	$5.38	$5.66	$5.78	$5.81	$6.34	$6.02			$6.17
Total Oil and Gas	$15.61	$15.00	$15.58	$15.69	$15.46	$14.55	$14.67			$14.61

G&A and other operating expenses ($/BOE)	$2.88	$2.22	$2.95	$3.71	$2.94	$3.65	$3.60			$3.62

Exploration Expense ($ millions)
United States	$2	$3	$3	$5	$13	$10	$5			$15
Latin America	1	1	-	-	2	1	2			3
Middle East	6	23	6	12	47	-	1			1
	$9	$27	$9	$17	$62	$11	$8			$19

SCHEDULE 12

Occidental Petroleum Corporation

Segment Core Results Pre-tax Variance Roll-forwards

(Amounts in millions)

			2016					2017
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Quarter-over-Quarter
Oil & Gas
Prior quarter core income (loss)	$(106)	$(508)	$(117)	$(49)		$2	$220
Sales price	(378)	377	102	144		150	(109)
Sales volume	(88)	19	(50)	(4)		(59)	25
Operating expenses	59	(4)	8	(51)		11	(4)
DD&A rate	16	(2)	(1)	(1)		93	(1)
Exploration expense	4	(17)	18	(9)		7	3
All others	(15)	18	(9)	(28)		16	(17)
Current quarter core income (loss)	$(508)	$(117)	$(49)	$2		$220	$117

Chemical
Prior quarter core income	$116	$126	$88	$117		$152	$170
Sales price	(43)	35	25	36		10	61
Sales volume / mix	20	21	(13)	4		43	10
Operations / manufacturing	34	(82)	7	(20)		(15)	(47)
All others	(1)	(12)	10	15		(20)	36
Current quarter core income	$126	$88	$117	$152		$170	$230

Midstream and Marketing
Prior quarter core income (loss)	$(45)	$(95)	$(58)	$(20)		$(48)	$(47)
Marketing	(3)	4	41	(24)		-	47
Gas plants	(17)	6	(10)	8		8	(12)
Pipelines	(31)	23	4	(8)		(9)	32
Power generation	3	2	6	(10)		2	1
All others	(2)	2	(3)	6		-	4
Current quarter core income (loss)	$(95)	$(58)	$(20)	$(48)		$(47)	$25

Year-over-Year
Oil & Gas
Prior year core income	$57	$324	$162	$(106)	$437	$(508)	$(117)			$(625)
Sales price	(747)	(588)	(219)	228	(1,326)	717	281			998
Sales volume	(18)	12	(111)	(70)	(187)	(15)	(56)			(71)
Operating expenses	140	85	75	(12)	288	(52)	(57)			(109)
DD&A rate	19	27	41	(5)	82	86	88			174
Exploration expense	(2)	(16)	(4)	(5)	(27)	(2)	18			16
All others	43	39	7	(28)	61	(6)	(40)			(46)
Current quarter core income (loss)	$(508)	$(117)	$(49)	$2	$(672)	$220	$117			$337

Chemical
Prior year core income	$139	$136	$174	$116	$565	$126	$88			$214
Sales price	(123)	(76)	(11)	59	(151)	126	137			263
Sales volume / mix	4	(22)	(24)	11	(31)	26	54			80
Operations / manufacturing	109	59	(15)	(47)	106	(101)	(90)			(191)
All others	(3)	(9)	(7)	13	(6)	(7)	41			34
Current quarter core income	$126	$88	$117	$152	$483	$170	$230			$400

Midstream and Marketing
Prior year core income (loss)	$(5)	$84	$31	$(45)	$65	$(95)	$(58)			$(153)
Marketing	(93)	(148)	(14)	20	(235)	24	62			86
Gas plants	(2)	3	(6)	(13)	(18)	13	(5)			8
Pipelines	(2)	(8)	(27)	(12)	(49)	13	22			35
Power generation	7	10	(1)	1	17	-	(1)			(1)
All others	-	1	(3)	1	(1)	(2)	5			3
Current quarter core income (loss)	$(95)	$(58)	$(20)	$(48)	$(221)	$(47)	$25			$(22)